UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021

BYRNA TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-132456	71-1050654
(Commission File Number)	(IRS Employer Identification No.)

100 Burtt Road, Suite 115

Andover, MA 01810

(Address and Zip Code of principal executive offices)

(978) 868-5011

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 6, 2021, Byrna Technologies Inc. (the “Company”) entered into a First Omnibus Loan Modification Agreement (the “Amendment”) with Needham Bank, a Massachusetts co-operative bank (the “Lender”) that modifies that certain Commercial Loan and Security Agreement dated as of January 19, 2021 (the “Loan Agreement”). Pursuant to the Loan Agreement, the Lender established a revolving line of credit of up to $5,000,000 as evidenced by a Secured Revolving Line of Credit Note executed by the Company in favor of the Bank (the “Revolving Note”) and a non-revolving equipment line of credit of up to $1,500,000 as evidenced by equipment term notes in the principal amounts drawn from time to time. Pursuant to the Amendment, the Lender and Company agreed to (i) temporarily for a 150-day period increase the Company’s principal amount on the Revolving Note from $5,000,000 to $7,500,000, (ii) temporarily for a 150-day period increase the credit limit under the Loan Agreement from $5,000,000 to $7,500,000, and (iii) a one-time non-refundable modification fee payable to Lender by the Company for the increased borrowing ability of $18,750, with one-half paid upon execution of the Agreement and one-half due only if the Company’s aggregate outstanding principal balance exceeds $5,000,000. In addition, the Company agreed that upon the expiration of the 150-day period it would use the proceeds of any equity raise consummated during such time to make payments under the Revolving Note such that the aggregate principal balance of outstanding advances under the Revolving Note are equal or less to $5,000,000.

The foregoing summary of the Agreement does not purport to be complete and each is subject to, and qualified in its entirety by, the full text of the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Omnibus Loan Modification Agreement with Needham Bank, a Massachusetts co-operative bank, dated July 6, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYRNA TECHNOLOGIES INC.

Date: July 9, 2021	By:	/s/ Bryan Ganz
Name: Bryan Ganz Title: Chief Executive Officer